UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report – October 26, 2010

(Date of earliest event reported)

QUESTAR CORPORATION

(Exact name of registrant as specified in its charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433

(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5699

                                  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2010, the Board of Directors amended and restated the Company’s Executive Severance Compensation Plan to modify the amount of severance benefits payable under the Plan and remove any excise tax gross-up payment for excise taxes that may be imposed by Internal Revenue Code Section 4999 due to a Participant’s receipt of severance benefits, and make various other changes.

This description of the Plan as amended and restated is qualified in its entirety by the terms of the Amended and Restated Plan, a copy of which is attached as Exhibit 10.5 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Exhibit

10.5

Questar Corporation Executive Severance Compensation Plan

(As Amended and Restated Effective October 26, 2010)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

November 1, 2010

/s/Martin H. Craven

Martin H. Craven

Vice President and Chief Financial Officer

List of Exhibits:

Exhibit No.

Exhibit

10.5

Questar Corporation Executive Severance Compensation Plan

(As Amended and Restated Effective October 26, 2010)

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